                                                                     EXHIBIT 4.3




                      ====================================





                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST


                               SUNTRUST CAPITAL I


                          Dated as of __________, 1997





                      ====================================

                                                    TABLE OF CONTENTS
                                                    -----------------
                                                                                                                     Page
                                                                                                                     ----
                                                        ARTICLE I
                                              INTERPRETATION AND DEFINITIONS
         SECTION 1.1      Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2


                                                        ARTICLE II
                                                   TRUST INDENTURE ACT

         SECTION 2.1      Trust Indenture Act; Application  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
         SECTION 2.2      Lists of Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 2.3      Reports by the Institutional Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         SECTION 2.4      Periodic Reports to the Institutional Trustee . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 2.5      Evidence of Compliance with Conditions Precedent  . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 2.6      Events of Default; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         SECTION 2.7      Event of Default; Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

                                                       ARTICLE III
                                                       ORGANIZATION

         SECTION 3.1      Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         SECTION 3.2      Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         SECTION 3.3      Issuance of the Trust Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 3.4      Purchase of Debentures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 3.5      Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 3.6      Authority . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         SECTION 3.7      Title to Property of the Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         SECTION 3.8      Powers and Duties of the Regular Trustees . . . . . . . . . . . . . . . . . . . . . . . . .  16
         SECTION 3.9      Prohibition of Actions by the Trust and the Trustees  . . . . . . . . . . . . . . . . . . .  20
         SECTION 3.10     Powers and Duties of the Institutional Trustee  . . . . . . . . . . . . . . . . . . . . . .  21
         SECTION 3.11     Certain Duties and Responsibilities of the Institutional Trustee  . . . . . . . . . . . . .  24
         SECTION 3.12     Certain Rights of the Institutional Trustee . . . . . . . . . . . . . . . . . . . . . . . .  26
         SECTION 3.13     Delaware Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 3.14     Execution of Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 3.15     Not Responsible for Recitals or Issuance of Securities  . . . . . . . . . . . . . . . . . .  28
         SECTION 3.16     Duration of Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         SECTION 3.17     Mergers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

                                                        ARTICLE IV
                                                         SPONSOR

         SECTION 4.1      Sponsor's Purchase of Common Securities . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         SECTION 4.2      Responsibilities of the Sponsor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                                                                                                                     Page
                                                                                                                     ----
         SECTION 4.3      Right to Proceed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                                                        ARTICLE V
                                                         TRUSTEES

         SECTION 5.1      Number of Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         SECTION 5.2      Delaware Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         SECTION 5.3      Institutional Trustee; Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         SECTION 5.4      Certain Qualifications of Regular Trustees and Delaware Trustee Generally . . . . . . . . .  34
         SECTION 5.5      Regular Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 5.6      [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 5.7      Appointment, Removal and Resignation of Trustees  . . . . . . . . . . . . . . . . . . . . .  34
         SECTION 5.8      Vacancies among Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         SECTION 5.9      Effect of Vacancies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         SECTION 5.10     Meetings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         SECTION 5.11     Delegation of Power . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         SECTION 5.12     Merger, Conversion, Consolidation or Succession to Business . . . . . . . . . . . . . . . .  38
         SECTION 5.13     Appointment of Authenticating Agent.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

                                                        ARTICLE VI
                                                      DISTRIBUTIONS

         SECTION 6.1      Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40

                                                       ARTICLE VII
                                                  ISSUANCE OF SECURITIES

         SECTION 7.1      General Provisions Regarding Securities . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         SECTION 7.2      Execution and Delivery of Securities Certificates . . . . . . . . . . . . . . . . . . . . .  41
         SECTION 7.3      Paying Agent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

                                                       ARTICLE VIII
                                                   DISSOLUTION OF TRUST

         SECTION 8.1      Dissolution of Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43

                                                        ARTICLE IX
                                                  TRANSFER OF INTERESTS

         SECTION 9.1      Transfer of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         SECTION 9.2      Transfer of Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         SECTION 9.3      Deemed Security Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         SECTION 9.4      Book-Entry Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         SECTION 9.5      Notices to Clearing Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 9.6      Appointment of Successor Clearing Agency  . . . . . . . . . . . . . . . . . . . . . . . . .  47

                                                                                                                     Page
                                                                                                                     ----
         SECTION 9.7      Definitive Preferred Security Certificates  . . . . . . . . . . . . . . . . . . . . . . . .  47
         SECTION 9.8      Mutilated, Destroyed, Lost or Stolen Certificates . . . . . . . . . . . . . . . . . . . . .  48
         SECTION 9.9      Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49

                                                        ARTICLE X
                                                LIMITATION OF LIABILITY OF
                                        HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.1     Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         SECTION 10.2     Exculpation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SECTION 10.3     [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SECTION 10.4     Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         SECTION 10.5     Outside Businesses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         SECTION 10.6     Compensation; Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

                                                        ARTICLE XI
                                                        ACCOUNTING

         SECTION 11.1     Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 11.2     Certain Accounting Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         SECTION 11.3     Banking . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         SECTION 11.4     Withholding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

                                                       ARTICLE XII
                                                 AMENDMENTS AND MEETINGS

         SECTION 12.1     Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         SECTION 12.2     Meetings of the Holders; Action by Written Consent  . . . . . . . . . . . . . . . . . . . .  58

                                                       ARTICLE XIII
                                            REPRESENTATIONS AND WARRANTIES OF
                                        INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

         SECTION 13.1     Representations and Warranties of the Institutional Trustee . . . . . . . . . . . . . . . .  60
         SECTION 13.2     Representations and Warranties of the Delaware Trustee  . . . . . . . . . . . . . . . . . .  60

                                                       ARTICLE XIV
                                                      MISCELLANEOUS

         SECTION 14.1     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         SECTION 14.2     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 14.3     Intention of the Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 14.4     Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 14.5     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         SECTION 14.6     Partial Enforceability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63

                                                                                                                     Page
                                                                                                                     ----
         SECTION 14.7     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63


ANNEX I                   TERMS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
EXHIBIT A-1               FORM OF PREFERRED SECURITY CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . .  A1-1
EXHIBIT A-2               FORM OF COMMON SECURITY CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . .  A2-1

                             CROSS-REFERENCE TABLE*


     Section of
Trust Indenture Act                                                 Section of
of 1939, as amended                                                 Declaration
-------------------                                                 -----------
310(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       5.3(a)
310(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       5.3(c)
310(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       Inapplicable
311(a) and (b)  . . . . . . . . . . . . . . . . . . . . . . .       5.3(c)
311(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       Inapplicable
312(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.2(a)
312(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.2(b)
313 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.3
314(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.4
314(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       Inapplicable
314(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.5
314(d)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       Inapplicable
314(e)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       3.12(a)
314(f)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       Inapplicable
315(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       3.11(b)
315(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.7(a)
315(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       3.11(a)
315(d)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       3.11(a)
316(a) and (b)  . . . . . . . . . . . . . . . . . . . . . . .       2.6 and Annex I
316(c)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       2.6(f)
317(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       3.10(c)
317(b)  . . . . . . . . . . . . . . . . . . . . . . . . . . .       3.10(i)
---------------

* This Cross-Reference Table does not constitute part of the Declaration as executed and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                               SUNTRUST CAPITAL I

                                __________, 1997



                 AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of __________, 1997, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial ownership interests in SunTrust Capital I (the "Trust"), a statutory business trust under the Business Trust Act (as defined herein), to be issued pursuant to this Declaration;

                 WHEREAS, the Trustees and the Sponsor established the Trust pursuant to a Declaration of Trust dated April 16, 1997 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on April 16, 1997, for the principal purposes of issuing and selling the Securities (as defined herein) and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein);

                 WHEREAS, as of the date hereof, no Securities have been issued; and

                 WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

                 NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act, that the Original Declaration be amended and restated in its entirety as provided herein and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the Securities, subject to the provisions of this Declaration.

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1      Definitions.

                 Unless the context otherwise requires:

                 (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                 (b) a term defined anywhere in this Declaration has the same meaning throughout;

                 (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                 (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                 (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

                 (f) a reference to the singular includes the plural and vice versa.

                 "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                 "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                 "Agent" means any Paying Agent.

                 "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                 "Base Indenture" means the Indenture dated as of __________, 1997, between the Debenture Issuer and the Debt Trustee.

                 "Book-Entry Interest" means a beneficial ownership interest in a Global Certificate registered in the name of a Clearing Agency or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

                 "Business Day" means a day other than (a) a day on which banking institutions in New York, New York or Chicago, Illinois are authorized or required by law or executive order to remain closed or (b) a day on which the Institutional Trustee's Corporate Trust Office or the Corporate Trust Office of the Debt Trustee is closed for business.

                 "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                 "Calculation Agent" has the meaning set forth in Section 2(b) of Annex I hereto.

                 "Capital Treatment Event" has the meaning set forth in Section 4(d) of Annex I hereto.

                 "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

                 "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Preferred Securities.

                 "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                 "Closing Date" means the "Date of Delivery" under the Underwriting Agreement, which is also the date of execution and delivery of this Declaration.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any corresponding provision of any Federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

                 "Commission" means the Securities and Exchange Commission.

                 "Common Securities" has the meaning specified in Section
7.1.(a).

                 "Common Securities Guarantee" means the guarantee agreement to be dated as of __________, 1997 of the Sponsor in respect of the Common Securities.

                 "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

                 "Corporate Trust Office" means (i) when used with respect to the Institutional Trustee, the principal corporate trust office of the Institutional Trustee located in New York, New York which on the date of this Declaration is c/o First Chicago Trust Company of New York, 14 Wall Street, 8th Floor-Window 2, New York, New York 10005 - Attention: Corporate Trust Administration, and (ii) when used with respect to the Debt Trustee, the Principal Office of the Debt Trustee as defined in the Base Indenture.

                 "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or the Trust's Affiliates; (b) any other director, stockholder, employee, representative or agent of the Debenture Issuer or any of its Affiliates; and
(c) any Holder of Securities.

                 "Debenture Issuer" means SunTrust Banks, Inc., a Georgia corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination.

                 "Debentures" means the series of Debentures to be issued by the Debenture Issuer under the Indenture and purchased by the Trust, and to be held by the Institutional Trustee.

                 "Debt Trustee" means The First National Bank of Chicago, a national banking association, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                 "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

                 "Delaware Trustee" has the meaning set forth in Section 5.2.

                 "Determination Date" has the meaning set forth in Section 2(b)(i) of Annex I hereto.

                 "Direct Action" has the meaning set forth in Section 3.10(e).

                 "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

                 "DTC" means The Depository Trust Company, the initial Clearing Agency.

                 "Event of Default" or "Declaration Event of Default" in respect of the Securities means an Event of Default (as defined in the Base Indenture) has occurred and is continuing in respect of the Debentures.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                 "Federal Reserve" means the Board of Governors of the Federal Reserve System.

                 "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.4(b).

                 "Global Certificate" has the meaning set forth in Section 9.4.

                 "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                 "Indemnified Person" means a Sponsor Indemnified Person or a Fiduciary Indemnified Person.

                 "Indenture" means the Base Indenture together with the supplement thereto pursuant to which the Debentures are to be issued.

                 "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

                 "Institutional Trustee Account" has the meaning set forth in
Section 3.10(c).

                 "Investment Company" means an investment company as defined in the Investment Company Act.

                 "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                 "Legal Action" has the meaning set forth in Section 3.8(h).

                 "Liquidation Distribution" has the meaning set forth in
Section 3 of Annex I.

                 "List of Holders" has the meaning set forth in Section 2.2(a).

                 "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                 "Officer's Certificate" means, with respect to any Person, a certificate signed by an Authorized Officer of such Person. Any Officer's Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                 (a) a statement that the officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                 (b) a brief statement of the nature and scope of the examination or investigation undertaken by the officer in rendering the Certificate;

                 (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

                 "Original Declaration" has the meaning set forth in the preamble hereof.

                 "Paying Agent" has the meaning specified in Section 3.10(i).

                 "Payment Amount" has the meaning set forth in Section 6.1.

                 "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                 "Preferred Securities" has the meaning specified in Section 7.1(a).

                 "Preferred Securities Guarantee" means the guarantee agreement to be dated as of __________, 1997, of the Sponsor in respect of the Preferred Securities.

                 "Preferred Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                 "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

                 "Pro Rata" has the meaning set forth in Section 8 of Annex I.

                 "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                 "Redemption Price" has the meaning set forth in Section 4(c) of Annex I.

                 "Redemption/Distribution Notice" has the meaning set forth in
Section 4(a) of Annex I.

                 "Reference Banks" has the meaning set forth in Section 2(b)
(ii) of Annex I hereto.

                 "Regular Trustee" has the meaning set forth in Section 5.1(a).

                 "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                 "Responsible Officer" means, when used with respect to the Institutional Trustee or the Delaware Trustee, as the case may be, any officer assigned to the Corporate Trust Office of the Institutional Trustee or the corporate trust office of the Delaware Trustee, as the case may be, including any managing director, vice president, assistant vice president, senior trust officer, trust officer, assistant treasurer, assistant secretary or any other officer of the Institutional Trustee or the Delaware Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                 "Reuters Screen LIBO Page" has the meaning set forth in
Section 2(b)(ii) of Annex I hereto.

                 "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule or regulation.

                 "Securities" means the Common Securities and the Preferred Securities.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                 "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

                 "Securities Register" has the meaning set forth in Section 9.2.

                 "Securities Registrar" has the meaning set forth Section 9.2.

                 "Sponsor" means SunTrust Banks, Inc., a Georgia corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination.

                 "Sponsor Indemnified Person" means (a) any Regular Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

                 "Successor Delaware Trustee" has the meaning set forth in
Section 5.7(b).

                 "Successor Entity" has the meaning set forth in Section 3.17(b)

                 "Successor Institutional Trustee" has the meaning set forth in
Section 3.10(g)(ii).

                 "Successor Securities" has the meaning set forth in Section 3.17(b).

                 "Super Majority" has the meaning set forth in Section 2.6(a)
(ii).

                 "Tax Event" has the meaning set forth in Section 4(d) of Annex I hereto.

                 "Telerate Page 3750" has the meaning set forth in Section 2(b)(i) of Annex I hereto.

                 "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                 "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                 "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                 "Underwriting Agreement" means the Underwriting Agreement dated __________, 1997 among the Trust, the Sponsor and [underwriter] [and other representatives], as representative[s] of the several underwriters named therein, providing for the offering and sale of the Preferred Securities to the public.


                                   ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1      Trust Indenture Act; Application.

                 (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                 (b) The Institutional Trustee, to the extent permitted by applicable law and/or the rules and regulations of the Commission, shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

                 (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                 (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2      Lists of Holders of Securities.

                 (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity) provided that the Institutional Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                 (b) The Institutional Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3      Reports by the Institutional Trustee.

                 Within 60 days after December 15 of each year, the Institutional Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313(a) of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Institutional Trustee shall also comply with the other requirements of Section 313 of the Trust Indenture Act.

SECTION 2.4      Periodic Reports to the Institutional Trustee.

                 Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, such compliance certificate to be delivered annually on or before 120 days after the end of each fiscal year of the Sponsor.

SECTION 2.5      Evidence of Compliance with Conditions Precedent.

                 Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officer's Certificate.

SECTION 2.6      Events of Default; Waiver.

                 (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                 (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                 (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; or

                 (iii) requires the consent or vote of each holder of Debentures to be waived under the Indenture, then the Event of Default under the Declaration may only be waived by each Holder of Preferred Securities.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby ex-pressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                 The Holders of a Majority in liquidation amount of the Preferred Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or to direct the exercise of any trust or power conferred upon the Institutional Trustee, including the right to direct the Institutional Trustee to exercise the remedies available to it as a holder of the Debentures.

                 (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, (A) in accordance with the terms of the Common Securities, direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee, or (B) waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                 (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                 (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of

Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. In the event that an Event of Default with respect to the Preferred Securities is waived by the Holders of Preferred Securities as provided in this Declaration, the Holders of Common Securities agree that such waiver shall also constitute the waiver of such Event of Default with respect to the Common Securities for all purposes under this Declaration without any further act, vote or consent of the Holders of the Common Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                 (c) The right of any Holder of Securities to receive payment of Distributions on the Securities in accordance with this Declaration and the terms of the Securities set forth in Annex I on or after the respective payment dates therefor, or to institute suit for the enforcement of any such payment on or after such payment dates, shall not be impaired without the consent of such Holder.

                 (d) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7      Event of Default; Notice.

                 (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default actually known to a Responsible Officer of the Institutional Trustee, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all such defaults with respect to the Securities, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities; and provided further, that in the case of any default of the character specified in Section 5.01(c) of the Base Indenture, no such notice to Holders shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

                 (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                 (i) so long as the Institutional Trustee is a Paying Agent, a default under Sections 5.01(a) and 5.01(b) of the Base Indenture; or

                 (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.


                                  ARTICLE III
                                  ORGANIZATION

SECTION 3.1      Name.

                 The Trust is named "SunTrust Capital I," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2      Office.

                 The address of the principal office of the Trust is c/o SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, Georgia, 30308-3201. On ten Business Days written notice to the Holders, the Regular Trustees may designate another principal office. The registered agent for the Trust is __________, located at __________. At any time, the Regular Trustees may designate another registered agent and/or principal office.

SECTION 3.3      Issuance of the Trust Securities.

                 On __________, 1997, the Sponsor, on behalf of the Trust and pursuant to the Original Declaration, executed and delivered the Underwriting Agreement. On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall execute and deliver (i) to the underwriters named in the Underwriting Agreement, a Global Certificate, registered in the name of the nominee of the initial Clearing Agency as specified in Section 9.4, in an aggregate amount of __________ Preferred Securities having an aggregate liquidation amount of $
__________, against receipt of the aggregate purchase price of such Preferred Securities of $ __________ and (ii) to the Sponsor, ___________ Common Securities Certificates, registered in the name of the Sponsor, in an aggregate amount of Common Securities having an aggregate liquidation amount of $_______, against receipt of the aggregate purchase price of such Common Securities of $ __________.

SECTION 3.4      Purchase of Debentures.

                 On the Closing Date and contemporaneously with the execution and delivery of this Declaration, the Regular Trustees, on behalf of the Trust, shall purchase from the Sponsor with the proceeds received by the Trust from the sale of the Securities on such date pursuant to Section 3.5, at a purchase price of 100% of the principal amount thereof, Debentures, registered in the name of the Institutional Trustee and having an aggregate principal amount equal to $ __________, and, in satisfaction of the purchase price for such Debentures, the Regular Trustee, on behalf of the Trust, shall deliver or cause to be delivered to the Sponsor the sum of $ __________.

SECTION 3.5      Purpose.

                 The exclusive purposes and functions of the Trust are (a) to issue and sell Preferred Securities and use the proceeds from such sale to acquire the Debentures issued under the Indenture having an aggregate liquidation amount of the Preferred Securities so issued and sold; (b) to enter into such agreements and arrangements as may be necessary in connection with the sale of Pre-ferred Securities to the initial purchasers thereof (including the Underwriting Agreement) and to take all actions and exercise such discretion as may be necessary or desirable in connection therewith and to file such registration statements or make such other filings under the Securities Act, the Exchange Act or State securities or "Blue Sky" laws as may be necessary or desirable in connection therewith and the issuance of the Preferred Securities; (c) to issue and sell Common Securities to the Debenture Issuer for cash and use the proceeds of such sale to purchase as trust assets an equal aggregate principal amount of Debentures issued under the Indenture; and (d) except as otherwise limited herein, to engage in only those other activities necessary, or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust.

SECTION 3.6      Authority.

                 Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and any action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.7      Title to Property of the Trust.

                 Except as provided in Section 3.10 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.8      Powers and Duties of the Regular Trustees.

                 The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust and shall cause the Trust to engage in the following activities:

                 (a) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

                 (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                          (i) execute and file with the Commission the registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities;

                          (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                          (iii) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq National Market for listing or quotation upon notice of issuance of any Preferred Securities;

                          (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act;

                          (v) execute and enter into the Underwriting Agreement providing for the sale of the Preferred Securities; and

                          (vi)    to execute and file any agreement,
                 certificate or other document which such Regular Trustee deems necessary or appropriate in connection with the issuance and sale of the Preferred Securities;

                 (c) to acquire as trust assets the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

                 (d) to cause the Trust to enter into such agreements and arrangements as may be necessary or desirable in connection with the sale of Preferred Securities to the initial purchasers thereof and the consummation thereof, and to take all action, and exercise all discretion, as may be necessary or desirable in connection with the consummation thereof;

                 (e) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Tax Event or a Capital Treatment Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining to take any action in relation to any such Tax Event or Capital Treatment Event;

                 (f) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of
         Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                 (g) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

                 (h) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
         Section 3.10(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

                 (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                 (j) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                 (k) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

                 (l) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                 (m) if duly appointed pursuant to the provisions herein, to act as registrar, transfer agent or Paying Agent for the Securities;

                 (n) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                 (o) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                 (p) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                 (q) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.8, including, but not limited to:

                          (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                          (ii) causing the Trust to be classified for United States Federal income tax purposes as a grantor trust and not as an association taxable as a corporation or a partnership; and

                          (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States Federal income tax purposes, provided that such action does not adversely affect the interests of Holders; and

                 (r) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

                 The Regular Trustees must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.5, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.5.

                 Subject to this Section 3.8, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in
Section 3.10.

                 Any expenses incurred by the Regular Trustees pursuant to this
Section 3.8 shall be reimbursed by the Debenture Issuer.

                 The Regular Trustees shall take all actions on behalf of the Trust that are not specifically required by this Declaration to be taken by any other Trustee.

SECTION 3.9      Prohibition of Actions by the Trust and the Trustees.

                 The Trust shall not, and the Trustees (including the Institutional Trustee) shall cause the Trust to not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall cause the Trust to not:

                 (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                 (ii) acquire any assets other than as expressly provided herein;

                 (iii) possess Trust property for other than a Trust purpose;

                 (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                 (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                 (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                 (vii)        incur any indebtedness for borrowed money; or

                 (viii) other than as provided in this Declaration or Annex I, (A) direct the time, method and place of exercising any trust or power conferred upon the Debt Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of a nationally recognized independent counsel experienced in such matters to the effect that such modification will not cause more than an insubstantial risk that for United States Federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.10     Powers and Duties of the Institutional Trustee.

                 (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Institutional Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                 (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

                 (c)      The Institutional Trustee shall:

                 (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit or cause to be deposited such funds into the Institutional Trustee Account and make or cause to be made payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be maintained with The First National Bank of Chicago in its trust department so long as The First National Bank of Chicago is a Paying Agent; if The First National Bank of Chicago is not a Paying Agent, the Institutional Trustee Account will be maintained at the Institutional Trustee or at its direction. The Institutional Trustee shall not be liable to any Person for the acts or omissions of The First National Bank of Chicago in connection with the administration of the Institutional Trustee Account, unless such acts or omissions were taken or made at the express instructions of the Institutional Trustee. The Sponsor shall cause The First National Bank of Chicago to (i) promptly advise the Institutional Trustee of all deposits and withdrawals from the Institutional Trustee Account and of any failure by The First National Bank of Chicago to receive from the Debenture Issuer any payments on the Debentures when due, (ii) provide the Institutional Trustee with monthly reports as to the activity in the Institutional Trustee Account and (iii) permit the Institutional Trustee to have access to The First National Bank of Chicago's records with respect to the Institutional Trustee Account upon reasonable request therefor;

                 (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature;

                 (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain special events (as may be defined in the terms of the Securities) arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities; and

                 (iv) have the legal power to exercise all of the rights, powers and privileges of a holder of the Debentures under the Indenture and, if an Event of Default occurs and is continuing, the Institutional Trustee, subject to Section 2.6, shall, for the benefit of the Holders of the Securities, enforce its rights as holder of the Debentures under the Indenture, subject to the rights of the Holders of the Preferred Securities pursuant to the terms of this Declaration, the Business Trust Act and the Trust Indenture Act.

                 (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional Trustee pursuant to the terms of the Securities.

                 (e) The Institutional Trustee may take any Legal Action that arises out of or in connection with an Event of Default of which a Responsible Officer of the Institutional Trustee has knowledge or the Institutional Trustee's duties and obligations under this Declaration or the Trust Indenture Act and if such Institutional Trustee shall have failed to take such Legal Action after a written request from a Holder of the Preferred Securities, then such Holder of the Preferred Securities may take such Legal Action, to the same extent as if such Holders of Preferred Securities held a principal amount of Debentures equal to the liquidation amount of such Preferred Securities, without first proceeding against the Institutional Trustee or the

Trust; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Securities will be subrogated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Issuer to such Holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                 (f) All moneys deposited in the Property Account, and all Debentures held by the Institutional Trustee for the benefit of the Holders of the Securities, will not be subject to any right, charge, security interest, lien or claim of any kind in favor of, or for the benefit of, the Institutional Trustee or its agents or their creditors.

                 (g) The Institutional Trustee shall continue to serve as a Trustee until:

                 (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                 (ii) a successor Institutional Trustee has been appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Institutional Trustee").

                 (h) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

                 (i) The Institutional Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any

Paying Agent may be removed by the Institutional Trustee, after consultation with the Regular Trustees, at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Institutional Trustee, subject to Section 317(b) of the Trust Indenture Act.

                 (j) The Institutional Trustee shall give prompt written notice to the Holders of the Securities of any notice received by it from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period with respect thereto.

                 (k) Subject to this Section 3.10, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.8.

                 The Institutional Trustee must exercise the powers set forth in this Section 3.10 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.5, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.5.

SECTION 3.11             Certain Duties and Responsibilities of the
                         Institutional Trustee.

                 (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                 (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                 (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                          (A)     the duties and obligations of the
                 Institutional Trustee shall be determined solely by the express provisions of this Declaration and in the Securi-ties and the Institutional Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration or the Securities against the Institutional Trustee; and

                          (B) in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                 (ii) the Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                 (iii) the Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                 (iv) no provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it; and

                 (v) the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the

         Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act.

SECTION 3.12              Certain Rights of the Institutional Trustee.

                 (a)      Subject to the provisions of Section 3.11:

                 (i) the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                 (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officer's Certificate;

                 (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, and, if the Trust is excluded from the definition of Investment Company solely by means of Rule 3a-5, subject to the requirements of Rule 3a-5, request and conclusively rely upon an Officer's Certificate, which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                 (iv) the Institutional Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                 (v) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee security and indemnity, reasonably satis-factory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee provided, that, nothing contained in this Section 3.12(a)(v) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                 (vi) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                 (vii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it in good faith with due care by it hereunder;

                 (viii) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action; and

                 (ix) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions.

                 (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

SECTION 3.13     Delaware Trustee.

                 Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Trustees (except as required under the Business Trust
Act) described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 3.14     Execution of Documents.

                 Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act with respect to the Certificate of Trust or otherwise provided herein, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to this Declaration.

SECTION 3.15     Not Responsible for Recitals or Issuance of Securities.

                 The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Debentures or the Securities.

SECTION 3.16     Duration of Trust.

                 The Trust, unless terminated pursuant to the provisions of
Article VIII hereof, shall have existence for fifty-five (55) years from the Closing Date.

SECTION 3.17     Mergers.

                 (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.17(b) and (c).

                 (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its property and assets substantially as an entirety, a trust organized as such under the laws of any State; provided that:

                 (i) such successor entity (the "Successor Entity") either:

                          (A) expressly assumes all of the obligations of the Trust under the Securities; or

                          (B)     substitutes for the Securities other
                 securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                 (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the holder of the Debentures;

                 (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

                 (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                 (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

                 (vi) such Successor Entity has a purpose identical to that of the Trust;

                 (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust experienced in such matters to the effect that:

                          (A) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                          (B) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Trust nor the Successor Entity will be required to register as an Investment Company;

                          (C) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States Federal income tax purposes; and

                 (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee and the Common Securities Guarantee.

                 (c) Notwithstanding Section 3.17(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States Federal income tax purposes.

                                   ARTICLE IV
                                    SPONSOR

SECTION 4.1      Sponsor's Purchase of Common Securities.

                 On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2      Responsibilities of the Sponsor.

                 In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                 (a) at the sole discretion of the Sponsor, to prepare for filing by the Trust with the Commission a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

                 (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

                 (c) at the sole discretion of the Sponsor, to prepare for filing by the Trust an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of any Preferred Securities; and

                 (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto; and

                 (e) to negotiate the terms of the Underwriting Agreement providing for the sale of the Preferred Securities.

SECTION 4.3      Right to Proceed.

                 The Sponsor acknowledges the rights of the Holders to institute a Direct Action as set forth in Section 3.10(e) hereto.

                                   ARTICLE V
                                    TRUSTEES

SECTION 5.1      Number of Trustees.

                 The number of Trustees initially shall be five (5), and:

                 (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                 (b) after the issuance of any Securities, the number of Trustees may be increased or decreased only by, and Trustees may be approved, removed or replaced only by, the vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not anatural person, is an entity which has its principal place of business in the State of Delaware;
         (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (a "Regular Trustee"); and (3) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2      Delaware Trustee.

                 If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                 (a) a natural person who is a resident of the State of Delaware; or

                 (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee shall also be the Delaware Trustee and
Section 3.13 shall have no application.

                 The initial Delaware Trustee shall be First Chicago Delaware
Inc.

SECTION 5.3      Institutional Trustee; Eligibility.

                 (a) There shall at all times be one Trustee that shall act as Institutional Trustee, which shall:

                 (i)      not be an Affiliate of the Sponsor; and

                 (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                 (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

                 (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of
Section 310(b) of the Trust Indenture Act.

                 (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                 (e) The initial Institutional Trustee shall be The First National Bank of Chicago.

                 (f) Any action taken by Holders of Common Securities pursuant to this Article V shall be taken at a meeting of Holders of Common Securities convened for such purpose or by written consent as provided in
Section 12.2.

                 (g) No amendment may be made to this Article V that would change any right with respect to the number, existence or appointment and removal of Trustees, except with the consent of each Holder of Common Securities.

SECTION 5.4 Certain Qualifications of Regular Trustees and Delaware Trustee Generally.

                 Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5      Regular Trustees.

                 The initial Regular Trustees shall be Raymond D. Fortin, Donald T. Heroman and Kenneth R. Houghton.

                 (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                 (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.8; and

                 (c) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.8.

SECTION 5.6               [Reserved].

SECTION 5.7               Appointment, Removal and Resignation of Trustees.

                 (a) Subject to Section 5.7(b), Trustees may be appointed or removed without cause at any time except during an event of default:

                 (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                 (ii) after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Com-
         mon Securities voting as a class at a meeting of the Holders of the Common Securities.

                 (b)(i) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Institutional Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Institutional Trustee and delivered to the Regular Trustees, the Sponsor and the Institutional Trustee being removed; and

                 (ii) the Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees, the Sponsor and the Delaware Trustee being removed.

                 (c) A Trustee appointed to office shall hold office until his or her successor shall have been appointed or until his or her death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                 (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                          (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                          (B) if the Trust is excluded from the definition of an Investment Company solely by reason of Rule 3a-5, until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                 (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                 (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Institutional Trustee as the case may be if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 5.7.

                 (e) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

                 (f) The Sponsor shall provide notice to the Institutional Trustee of any registration or removal of a Regular Trustee.

SECTION 5.8      Vacancies among Trustees.

                 If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9      Effect of Vacancies.

                 The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee, or any one of them, shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.10     Meetings.

                 If there is more than one Regular Trustee, meetings of the Regular Trustees may be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regul-ar Trustees. Notice of any in-person meeting of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. Notwithstanding the foregoing, any action which may be taken at a meeting of the Regular Trustees (or a committee thereof) may be taken pursuant to a unanimous written consent of the Regular Trustees (or committee thereof), the execution of such consent to be deemed a waiver by such Regular Trustee of any prior notice required in connection with such action. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

SECTION 5.11     Delegation of Power.

                 (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.8, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing (including, without limitation, the Registration Statement); and

                 (b) the Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

SECTION 5.12     Merger, Conversion, Consolidation or Succession to Business.

                 Any corporation into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 5.13     Appointment of Authenticating Agent.

                 The Institutional Trustee may appoint an Authenticating Agent or Agents, which may include any Affiliate of the Sponsor, with respect to the Securities which shall be authorized to act on behalf of the Institutional Trustee to authenticate the Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 9.2, and Securities so authenticated shall be entitled to the benefits of this Declaration and shall be valid and obligatory for all purposes as if authenticated by the Institutional Trustee hereunder. Wherever reference is made in this Declaration to the authentication and delivery of the Securities by the Institutional Trustee or the Institutional Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Institutional Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Sponsor and shall at all times be a corporation organized and doing business under the laws of the United States of America, or of any State or Territory or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                 Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of an Authenticating Agent shall be the successor Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Institutional Trustee or the Authenticating Agent.

                 An Authenticating Agent may resign at any time by giving written notice thereof to the Institutional Trustee and to the Sponsor. The Institutional Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Sponsor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Institutional Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Sponsor and shall give notice of such appointment in the manner provided in Section 14.1 to all holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provision of this Section.

                 The Sponsor agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                 If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Institutional Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

 This is one of the Securities referred to in the within mentioned Declaration.

Dated:

                                                -----------------------
                                                As Institutional Trustee

                                             By:
                                                -----------------------
                                                Authenticating Agent

                                             By:
                                                ----------------------
                                                Authorized Officer


                                   ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1      Distributions.

                 Holders shall receive Distributions (as defined herein), redemption payments and liquidation distributions in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Sums (as defined in the Indenture)), premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make or cause to be made a distribution (a "Distribution") of the Payment Amount to Holders.


                                  ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1      General Provisions Regarding Securities.

                 (a) The Regular Trustees shall on behalf of the Trust issue one class of preferred securities representing, in fully registered form, beneficial ownership interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities.") The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

                 (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity of any certificate. In case any Regular Trustee of the Trust who shall have signed (either by manual or facsimile signature) any of the Securities shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

                 (c) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                 (d) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

                 (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2      Execution and Delivery of Securities Certificates.

                 At the time of delivery of the Securities, the Regular Trustees shall cause Certificates to be authenticated by the Institutional Trustee on behalf of the Trust and delivered to or upon the written order of the Trust, signed by two Regular Trustees without further corporate action by the Sponsor, in authorized denominations.

                 A Security shall not be valid until authenticated by the manual signature of an authorized officer of the Institutional Trustee. Such signature shall be conclusive evidence that the

Security has been authenticated under this Declaration. The Institutional Trustee's certificates of authentication shall be substantially in the form set forth in Exhibits A-1 and A-2.

SECTION 7.3      Paying Agent.

                 The Paying Agent shall make Distributions to Holders from the Institutional Trustee Account and shall report the amounts of such Distributions to the Institutional Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Institutional Trustee Account for the purpose of making the Distributions referred to above. The Institutional Trustee may revoke such power and remove the Paying Agent in its sole discretion. The Paying Agent shall initially be The First National Bank of Chicago, and any co-paying agent chosen by The First National Bank of Chicago, and reasonably acceptable to the Regular Trustees. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees and the Institu- tional Trustee. In the event that The First National Bank of Chicago shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Institutional Trustee shall appoint a successor that is reasonably acceptable to the Regular Trustees to act as Paying Agent (which shall be a bank or trust company). Such successor Paying Agent or any additional Paying Agent shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Holders, will give the Institutional Trustee notice of any default by the Trust (or any other obligor on the Securities) in the making of any payment on the Securities and will, at any time during the continuance of any such default, upon the written request of the Institutional Trustee, forthwith pay to the Institutional Trustee all sums so held in trust by such Paying Agent. The Paying Agent shall return all unclaimed funds to the Institutional Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Institutional Trustee. The provisions of Sections 3.10, 3.11 and 10.4 herein shall also apply to The First National Bank of Chicago in its role as Paying Agent, for so long as The First National Bank of Chicago shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

                                  ARTICLE VIII
                              DISSOLUTION OF TRUST

SECTION 8.1      Dissolution of Trust.

                 (a)        The Trust shall dissolve upon the earliest of:

                 (i)        May _____, 2052;

                 (ii)       upon the bankruptcy of the Sponsor;

                 (iii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of a majority in liquidation amount of the Securities affected thereby voting together as a single class to file such certificate of cancellation or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                 (iv) upon the liquidation of the Trust in accordance with the terms of the Securities and the distribution of all of the Debentures endorsed thereon in exchange for all of the Securities; or

                 (v) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                 (vi) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities; or

                 (vii) before the issuance of any Securities, with the consent of all of the Regular Trustees and the Sponsor.

                 (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a), the Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware and the Trust shall terminate.

                 (c) The provisions of Section 3.10 and Article X shall survive the dissolution of the Trust.

                                   ARTICLE IX
                             TRANSFER OF INTERESTS

SECTION 9.1      Transfer of Securities.

       (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

       (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

(c) Subject to this Article IX, the Debenture Issuer and any Affiliate may only transfer Common Securities to an Affiliate; provided that any such transfer shall be subject to the condition that the transferor shall have obtained (1) either a ruling from the Internal Revenue Service or an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent tax counsel experienced in such matters to the effect that such transfer will not (i) cause the Trust to be treated as issuing a class of interests in the Trust differing from the class of interests represented by the Common Securities originally issued to the Debenture Issuer, (ii) result in the Trust's acquiring or disposing of, or being deemed to have acquired or disposed of, an asset, or (iii) result in or cause the Trust to be treated as anything other than a grantor trust for United States Federal income tax purposes and (2) an unqualified written opinion addressed to the Trust and delivered to the Trustees of a nationally recognized independent counsel experienced in such matters that such transfer will not cause the Trust to be an Investment Company or controlled by an Investment Company.

SECTION 9.2      Transfer of Certificates.

                 The Institutional Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 9.9, a register or registers for the purpose of registering Certificates and transfers and exchanges of Preferred Securities Certificates (the "Securities Register") in which, the registrar designated by the Institutional Trustee (the "Securities Registrar") with the reasonable consent of the Regular Trustees, subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates (subject to Section 9.1(c) in the case of the Common Securities Certificates) and registration of transfers and exchanges of Preferred Securities Certificates, which will be effected [without charge] as herein provided. The First National Bank of Chicago shall be the initial Securities Registrar.

                 Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 9.9, the Regular Trustees or any one of them shall execute, and the Institutional Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate liquidation amount dated the date of such authentication.

                 The Preferred Securities Certificates shall be dated the date of their authentication.

                 The Securities Registrar shall not be required to register the transfer of (i) any Preferred Securities beginning at the opening of business 15 days before the day of mailing of a notice of redemption and ending at the close of business on the day of such mailing or (ii) any Preferred Securities selected for redemption except the unredeemed portion of any Preferred Security being redeemed in part. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate liquidation amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 9.9.

                 Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Registrar duly executed by the Holder or his or her attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Institutional Trustee in accordance with its customary practice.

                 No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange Preferred Securities Certificates.

                 The provisions of Sections 3.10, 3.11 and 10.4 herein shall also apply to The First National Bank of Chicago in its role as Securities Registrar, for so long as The First National Bank of Chicago shall act as Securities Registrar.

SECTION 9.3      Deemed Security Holders.

                 The Trustees and the Securities Registrar may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certif-icate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust, the Trustees or the Securities Registrar shall have actual or other notice thereof.

SECTION 9.4      Book-Entry Interests.

                 Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, or its custodian, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

                 (a) the provisions of this Section 9.4 shall be in full force and effect;

                 (b) the Trust, the Trustees, the Securities Registrar and the Paying Agent shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

                 (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

                 (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and the Clearing Agency shall receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. DTC will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants; provided, that solely for the purposes of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration, so long as Definitive Preferred Security Certificates have not been issued, the Trustees may conclusively rely on, and shall be protected in relying on, any written instrument (including a proxy) delivered to the Trustees by the Clearing Agency setting forth the Preferred Security Beneficial Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part.

SECTION 9.5      Notices to Clearing Agency.

                 Whenever a notice or other communication to the [Preferred Security] Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued [to the Preferred Security Beneficial Owners] pursuant to Section 9.7, the Trustees shall give all such notices and communications specified herein to be given to the Preferred Security Holders to the Clearing Agency and, with respect to any Preferred Security Certificate registered in the name of a Clearing Agency or the nominee of a Clearing Agency, the Trustees shall, except as set forth herein, have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 9.6      Appointment of Successor Clearing Agency.

                 If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities or is no longer able to properly discharge its functions, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 9.7      Definitive Preferred Security Certificates.

                 If:

                 (a) a Clearing Agency elects to discontinue its services or is no longer able to properly discharge its functions as securities depositary with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance or after the Regular Trustees become aware of such inability pursuant to Section 9.6; or

                 (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book-entry system through the Clearing Agency with respect to the Preferred Securities, then:

                 (c) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

                 (d) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust, or any agents thereof shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

SECTION 9.8      Mutilated, Destroyed, Lost or Stolen Certificates.

                 If:

                 (a) any mutilated Certificates should be surrendered to the Institutional Trustee or the Securities Registrar or if the Institutional Trustee or the Securities Registrar shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

                 (b) there shall be delivered to the Institutional Trustee, the Securities Registrar and the Regular Trustees such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute, and upon any Regular Trustee's request, the Institutional Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees, Institutional Trustee or Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 9.9      Maintenance of Office or Agency.

                 The Institutional Trustee shall designate, with the consent of the Regular Trustees, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Securities may be served. The Corporate Trust Office of The First National Bank of Chicago is initially designated the office for such purpose. The Regular Trustees or the Institutional Trustee shall give prompt written notice to the Sponsor and to the Holders of any change in the location of the Securities Register or any such office or agency.


                                   ARTICLE X
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1     Liability.

                 (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                 (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                 (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                 (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                 (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2     Exculpation.

                 (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

                 (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and, if selected by such Indemnified Person, has been selected by such Indemnified Person with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3     [Reserved].

SECTION 10.4     Indemnification.

                 (a) (i)   The Debenture Issuer shall indemnify, to the full
         extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Sponsor Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                 (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Sponsor Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Sponsor Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Sponsor Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                 (iii) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Sponsor Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holder of the Common Securities.

                 (iv) Expenses (including attorneys' fees and expenses) incurred by a Sponsor Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Sponsor Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this

         Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Sponsor Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Sponsor Indemnified Person believed or had reasonable cause to believe his or her conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Holder of the Common Securities reasonably determine that such person deliberately breached his or her duty to the Trust or its Common or Preferred Security Holders.

                 (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this
         Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Sponsor Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                 (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Sponsor Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his or her status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                 (vii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                 (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Sponsor Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                 (b) The Debenture Issuer agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration or the resignation or removal of the Institutional Trustee or the Delaware Trustee, as the case may be.

SECTION 10.5     Outside Businesses.

                 Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of the Covered Persons, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if pre-sented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

SECTION 10.6     Compensation; Fees.

                 The Sponsor agrees:

                 (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

                 (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to their respective negligence or bad faith.


                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1     Fiscal Year.

                 The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2     Certain Accounting Matters.

                 (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books and records of the Trust, together with a copy of this Declaration and a certified copy of the Certificate of Trust, or





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

any amendment thereto, shall at all times be maintained at the principal office of the Trust and shall be open for inspection for any examination by any Holder or its duly authorized representative for any purpose reasonably related to its interest in the Trust during normal business hours.

                 (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States Federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                 (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States Federal income tax return, on a Form 1041 or such other form required by United States Federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any State or local taxing authority, such returns to be filed as soon as practicable after the end of each Fiscal Year of the Trust.

SECTION 11.3     Banking.

                 The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 11.4     Withholding.

                 The Trust, the Regular Trustees and the Paying Agent shall comply with all withholding requirements under United States Federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions.

To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                  ARTICLE XII
                            AMENDMENTS AND MEETINGS

SECTION 12.1     Amendments.

                 (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended only by a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees a majority of the Regular Trustees); and

                 (i) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, also by the Institutional Trustee; and

                 (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, also by the Delaware Trustee;

                 (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

                 (i) unless the Institutional Trustee shall have first received:

                          (A) an Officer's Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                          (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                 (ii) to the extent the result of such amendment would be to:

                          (A) cause the Trust to fail to continue to be classified for purposes of United States Federal income taxation as a grantor trust;

                          (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                          (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                 (c) at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

                 (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

                 (e) Article IV shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities and;

                 (f) the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities; and

                 (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                 (i)      cure any ambiguity;

                 (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration, which shall not be inconsistent with other provisions of this Declaration;

                 (iii) add to the covenants, restrictions or obligations of the Sponsor;

                 (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the right, preferences or privileges of the Holders; and

                 (v) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States Federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the Investment Company Act.

                 (h) The Institutional Trustee and the Delaware Trustee may, but shall not be obligated to, sign any amendment which affects their respective rights, powers, duties, obligations or immunities under this Declaration or otherwise.


SECTION 12.2     Meetings of the Holders; Action by Written Consent.

                 (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities.
Such direction shall be given by delivering to the Regular Trustees one or more notices in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Security Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                 (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

                 (i) notice of any such meeting shall be given to each Trustee and all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                 (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                 (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                 (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                       REPRESENTATIONS AND WARRANTIES OF
                   INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

SECTION 13.1     Representations and Warranties of the Institutional Trustee.

                 The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

                 (a) the Institutional Trustee is a national banking association with trust powers and authority under the laws of the United States to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                 (b) the execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee. The Declaration has been duly executed and delivered by the Institutional Trustee, and it constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                 (c) the execution, delivery and performance of this Declaration by the Institutional Trustee does not conflict with or constitute a breach of the charter or by-laws of the Institutional Trustee;

                 (d) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of this Declaration; and

                 (e)      it satisfies the qualifications set forth in Section
        5.3.

SECTION 13.2     Representations and Warranties of the Delaware Trustee.

                 The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                 (a) the Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                 (b) the Delaware Trustee has authorized the performance of its obligations under the Certificate of Trust and the Declaration. The Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                 (c) no consent, approval or authorization of, or registration with or notice to, any Delaware banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration;

                 (d) the Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware; and

                 (e)      it satisfies the qualifications set forth in Section
         5.2.


                                  ARTICLE XIV
                                 MISCELLANEOUS

SECTION 14.1     Notices.

                 All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, faxed or mailed by first class mail, as follows:

                 (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities and the Institutional Trustee):

                          SunTrust Capital I
                          c/o SunTrust Banks, Inc.
                          303 Peachtree Street, N.E.
                          Atlanta, Georgia  30308-3201
                          Attention:       Treasurer
                          Fax:             (404) 724-3749

                 (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                          First Chicago Delaware Inc.
                          300 King Street
                          Wilmington, DE  19801
                          Attention:       Michael J. Majchrzak
                          Fax:             (312) 407-1708

                 (c) if given to the Institutional Trustee, at the Institutional Trustee's mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                          The First National Bank of Chicago
                          One First National Plaza
                          Suite 0126
                          Chicago, Illinois  60670-0126
                          Attention:       Corporate Trust Services Division
                          Fax:             (312) 407-1708

                 (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                          SunTrust Banks, Inc.
                          303 Peachtree Street, N.E.
                          Atlanta, Georgia  30308-3201
                          Attention:       Treasurer
                          Fax:             (404) 724-3749

                 (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

                 A copy of any notice to the Institutional Trustee or the Delaware Trustee shall also be sent to the Trust. All such notices shall be deemed to have been given when received in person, faxed with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 14.2     Governing Law.

                 This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 14.3     Intention of the Parties.

                 It is the intention of the parties hereto that the Trust be classified for United States Federal income tax purposes as a grantor trust and not as an association taxable as a corporation or partnership. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 14.4     Headings.

                 Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 14.5     Successors and Assigns

                 Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 14.6     Partial Enforceability.

                 If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 14.7     Counterparts.

                 This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                 IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the day and year first above written.


                                        --------------------------------------
                                        Raymond D. Fortin, as Regular Trustee


                                        --------------------------------------
                                        Donald T. Heroman, as Regular Trustee


                                        --------------------------------------
                                        Kenneth R. Houghton, as Regular Trustee


                                        FIRST CHICAGO DELAWARE INC.,
                                        as Delaware Trustee


                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as Institutional Trustee


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                        SUNTRUST BANKS, INC.,
                                        as Sponsor


                                        By:
                                            -----------------------------
                                            Raymond D. Fortin
                                            Senior Vice President

                                    ANNEX I


                                    TERMS OF
                       FLOATING RATE PREFERRED SECURITIES
                        FLOATING RATE COMMON SECURITIES


                 Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of __________, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below):

                 1.       Designation and Number.

                 (a) Preferred Securities. Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of three hundred million dollars ($300,000,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per preferred security, are hereby designated for the purposes of identification only as "Floating Rate Preferred Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

                 (b) Common Securities. Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of nine million two hundred seventy-nine thousand dollars ($9,279,000) and a liquidation amount with respect to the assets of the Trust of $1,000 per common security, are hereby designated for the purposes of identification only as "Floating Rate Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                 2.       Distributions.

                 (a) Each Security will be entitled to receive cumulative cash distributions payable at the Distribution Rate (as defined herein) as in effect from time to time applied to the stated liquidation amount of $1,000 per Security. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor.

                 (b) The Distribution Rate in respect of the Securities will be a floating rate per annum determined by reference to 3-Month LIBOR, determined as described below, plus a margin of _____%. "3-Month LIBOR" means the London, England interbank offered rate for three month U.S. dollar deposits and with respect to any Distribution Period (as defined below) will be calculated by The First National Bank of Chicago, as calculation agent (the "Calculation Agent"), as follows:

                 (i) On the second Market Day (as defined below) preceding the commencement of such Distribution Period (each, a "Determination Date"), 3-Month LIBOR will be determined on the basis of the offered rate for deposits of not less than U.S. $1,000,000 for a period of three months (the "Index Maturity"), commencing on the second Market Day immediately preceding the commencement of such Distribution Period, which appears on the display designated as Page 3750 on the Dow Jones Telerate Service (or such other pages as may replace Page 3750 on that service for the purpose of displaying London, England interbank offered rates of major banks) ("Telerate Page 3750") as of 11:00 a.m., London, England time on said Determination Date. If no such offered rate appears, 3-Month LIBOR with respect to such Distribution Period will be determined as described in (ii) below.

                 (ii) With respect to a Determination Date on which no such offered rate appears on Telerate Page 3750 as described in (i) above, 3-Month LIBOR shall be the arithmetic mean, expressed as a percentage, of the offered rates (unless by its terms such display provides for only a single rate, in which case a single rate shall be used) for deposits in U.S. dollars for the Index Maturity which appears on the display designated as "LIBO" on the Reuters Monitor Money Market Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London, England interbank offered rates of major banks) ("Reuters Screen LIBO Page") as of 11:00 a.m., London, England time, on such date. If, in turn, at least two such rates are not displayed on the Reuters Screen LIBO Page at such time (unless, as aforesaid, only a single rate is required), the Calculation Agent will obtain from each of four reference banks in London, England selected by the Calculation Agent ("Reference Banks") such bank's offered quotation (expressed as a percentage per annum) as of approximately 11:00 a.m., London, England time, on such date for deposits in U.S. dollars to prime banks in the London, England interbank market for the Index Maturity. If two or more such quotations are provided as requested, then 3-Month LIBOR for such date shall be the arithmetic average of such quotations. If, in turn, fewer than two such quotations are provided as requested, then 3-Month LIBOR for such date will be obtained from the preceding Market Day for which the Reuters Screen LIBO Page displayed a rate for the Index Maturity.

                 (iii) If on any Determination Date, the Calculation Agent is required but unable to determine 3-Month LIBOR in the manner provided in paragraphs (i) and (ii) above, 3-Month LIBOR for such Distribution Period shall be 3-Month LIBOR as determined on the previous Determination Date.

                 The term "Market Day" means any Business Day on which commercial banks and foreign exchange markets are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, New York and London, England.

                 "Distribution Period" means each period beginning on, and including, __________, 1997, and ending on, but excluding, the first Distribution Date (as defined below), and each successive period beginning on, and including, a Distribution Date and ending on, but excluding, the next succeeding Distribution Date.

                 The Distribution Rate for any Distribution Period will at no time be higher than the maximum rate then permitted by New York law as the same may be modified by United States law.

                 All percentages resulting from any calculations referred to herein will be rounded, if necessary, to the nearest multiple of 1/100 of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounded upwards).

                 (c) The Calculation Agent shall, as soon as practicable after 11:00 a.m., London, England time, on each Determination Date, determine the Distribution Rate and inform the Institutional Trustee and the Paying Agent. Unless otherwise provided by the Institutional Trustee, the Paying Agent will calculate the amount of distributions payable in respect of the following Distribution Period (the "Distribution Amount"). The Distribution Amount shall be calculated by applying the Distribution Rate to the liquidation amount of each Security outstanding at the commencement of the Distribution Period, multiplying each such amount by the actual number of days in the Distribution Period concerned (which actual number of days shall include the first day but exclude the last day of such Distribution Period) divided by 360 and rounding the resultant figure to the nearest cent

(with one-half cent or more being rounded upwards). The determination of the Distribution Rate by the Calculation Agent and the Distribution Amount by the Paying Agent will (in the absence of willful default, bad faith or manifest error) be final, conclusive and binding on all concerned. None of the Institutional Trustee, the Paying Agent, the Calculation Agent, the Trust or the Sponsor (or any of their respective officers, directors, agents, beneficiaries, employees or affiliates) shall have any liability to any person for (i) the selection of any Reference Bank or (ii) any inability to retain major banks in the London, England interbank market, in the case of the Calculation Agent, which is caused by circumstances beyond its reasonable control.

                 Upon the request of a holder of a Security, the Calculation Agent will provide the Distribution Rate then in effect and, if determined, the Distribution Rate for the next Distribution Period with respect to the Securities.

                 (d) All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions relating to the payment and calculation of Distributions on the Securities, whether by the Reference Banks (or any of them) or the Calculation Agent, Institutional Trustee or Paying Agent, will (in the absence of willful default, bad faith or manifest error) be binding on the Trust, the Sponsor, the Trustees and all of the holders of the Preferred Securities, and no liability will (in the absence of willful default, bad faith or manifest error) attach to the Calculation Agent, Institutional Trustee or Paying Agent in connection with the exercise or non-exercise by any of them of their powers, duties and discretion.

                 (e) Distributions on the Securities will be cumulative, will accrue from __________, 1997, and will be payable quarterly in arrears, on the first day of __________, __________, ________ and __________ of each year, commencing on __________ 1, 1997, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall end on a day other than an interest payment date for the Debentures or shall extend beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Distribution Rate compounded quarterly during any such Extension Period. At the end of the Extension Period, all accrued and unpaid Distributions (but only to the extent payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor) will be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the record date relating to the Distribution Date on which the Extension Period ends. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                 (f) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus Supplement dated __________, 1997 to the Prospectus dated __________, 1997 (together, the "Prospectus"), of the Trust included in the Registration Statement on Form S-3 of the Sponsor, the Trust and certain other business trusts. The relevant record dates for the Common Securities shall be the same record date as for the Preferred Securities when the Preferred Securities are not in book-entry only form. If the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred Securities shall be __________ 15, __________ 15, __________ 15 or __________ 15, as the case may be. Payments in respect of Preferred Securities held in certificated form will be made by check mailed to the Holder entitled thereto. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which Distributions are actually payable, a "Distribution Date").

                 (g) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

                 3.       Liquidation Distribution Upon Dissolution.

                 In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the dissolution, winding-up or termination, as the case may be, will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities of creditors an amount equal to the aggregate of the stated liquidation amount of $1,000 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such dissolution, winding-up or termination, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Distribution Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

                 If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

                 4.       Redemption and Distribution.

                 (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer, in accordance with the Indenture, or pursuant to a Tax Event or Capital Treatment Event as described below), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $1,000 per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption.

                 (b) In the case of an optional redemption, if fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed

Pro Rata and the Preferred Securities to be redeemed will be as described in
Section 4(f)(ii) below.

                 (c) Subject to the prior approval of the Federal Reserve if such approval is then required under applicable law, rules, guidelines or policies of the Federal Reserve, the Regular Trustees at any time shall have the right to dissolve the Trust and, after satisfaction of the claims of creditors, cause the Debentures held by the Institutional Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued on unpaid interest equal to accrued and unpaid distributions on, and having the same record date for payment as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the trust on a Pro Rata basis.

                 (d)  If, at any time, a Tax Event or Capital Treatment
Event (both as defined below) shall occur and be continuing, the Debenture Issuer shall have the right at any time, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Tax Event or Capital Treatment Event, as the case may be, (or, if the approval of the Federal Reserve Board is then required for such redemption, on such later date as promptly as practicable after such approval is obtained), and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis.

                 A "Tax Event" means the receipt by the Trust of an opinion of counsel to the Sponsor experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities under the Declaration, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date of such opinion, subject to United States Federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Sponsor on the Debentures is not, or within 90 days of such opinion, will not be, deductible by the Sponsor, in whole or in part, for United States Federal income tax purposes or (iii) the Trust is, or will be within 90 days of the date of the opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

                 A "Capital Treatment Event" means the reasonable determination by the Sponsor that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement, action or decision is announced on or after the date of issuance of the Preferred Securities under the Declaration, there is more than an insubstantial risk that the Sponsor will not be entitled to treat an amount equal to the liquidation amount of the Preferred Securities as "Tier I Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Sponsor.

                 On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) The Depository Trust Company (the "Depository") or its nominee (or any successor Clearing Agency or its nominee), as the record Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and any certificates representing Securities, except for certificates representing Preferred Securities held by the Depository or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

                 (e) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

                 (f) The procedure with respect to redemptions and distributions of Debentures shall be as follows:

                 (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/ Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                 (ii)   All notices of redemption shall state:

                          (a)  the redemption date;

                          (b)  the Redemption Price;

                          (c)  the CUSIP number;

                          (d) if fewer than all the outstanding Securities are to be redeemed, the identification and the total liquidation amount of the particular Securities to be redeemed; and

                          (e) that on the redemption date the Redemption Price will become due and payable upon each such Security to be redeemed and that Distributions thereon will cease to accrue on and after said date.

                 (iii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depository or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                 (iv) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, which notice may only be issued if the Debentures are to be redeemed as set out in this Section 4 (which notice will be irrevocable), then (A) while the Preferred Securities are in book-entry only form, with respect to the Preferred Securities, by 12:00 noon, New York, New York time, on the redemption date, provided that by 10 a.m. New York, New York time, on that date the Debenture Issuer has paid the Institutional Trustee or other holder of the Institutional Trustee Account a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Institutional Trustee or the Paying Agent will deposit irrevocably with the Depository or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Depository irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Institutional Trustee or the holder of the Institutional Trustee Account a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Insti- tutional Trustee or the Paying Agent will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then on and after the redemption date, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of (i) any Securities beginning on the opening of business 15 days before the day of mailing of a notice of redemption and ending at the close of business on the day of such mailing or (ii) any Securities selected for redemption except the unredeemed portion of any Security being redeemed in part. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Institutional Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                 (v) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Depository or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

                 (vi) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

                 (vii) Upon presentation of any Security redeemed in part only, the Regular Trustee on behalf of the Trust shall execute and the Institutional Trustee shall authenticate and deliver to the Holder thereof a new Security in aggregate liquidation amount equal to the unredeemed portion of the Security so presented and having the same original issue date, stated maturity and terms.

                 5.       Voting Rights - Preferred Securities.

                 (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

                 (b) Subject to the requirements set forth in this paragraph and Section 2.6(a), the Holders of a majority in aggregate liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available under the Indenture to holders of the Debentures, including the right to direct the time method and place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.08 of the Base Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent of the holders of the Debentures would be required, provided, however, that, where a consent under the Indenture would require the consent or act of the Holders of greater than a majority of the Holders in principal amount of Debentures affected thereby, (a "Super Majority"), the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debt Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), then a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the holders of the Common Securities Holder will be subrogated to the rights of such holder of Preferred Securities to the extent of any payment made by the Issuer to such holder of Preferred Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. Any amount payable pursuant to the Declaration to any Holder of a Preferred Security shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to such Direct Action.

                 Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                 No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                 Notwithstanding that Holders of Preferred Securities are entitled to give, make or take requests, demands, authorizations, directions, notices, consents, waivers or other actions under any of the circumstances described in this Declaration, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to give, make or take any such action and shall, for purposes of such action, be treated as if they were not outstanding, except that (a) in determining whether any Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Securities are owned by the Sponsor or any Affiliate.

                 Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Holders of Preferred Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Institutional Trustee.
Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 3.10) conclusive in favor of the Trustees, if made in the manner provided herein.

                 The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

                 The ownership of Securities shall be proved by the Securities Register.

                 Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Preferred Security shall bind every future Holder of the same Preferred Security and the Holder of every Preferred Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Preferred Security.

                 Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Preferred Security may do so with regard to all or any part of the liquidation amount of such Preferred Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such liquidation amount.

                 If any dispute shall arise between the Holders of Preferred Securities and Trustees or among such Holders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Trustee hereunder, then the determination of such matter by the Institutional Trustee shall be conclusive with respect to such matter.

                 6.       Voting Rights - Common Securities.

                 (a)      Except as provided under Sections 6(b), (c), 7(a) and
(b), or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                 (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

                 (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the second to last sentence of this paragraph, the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debt Trustee, or exercising any trust or power conferred on the Debt Trustee with respect to the Debentures, (ii) waive any past default and its consequences that is waivable under Section 5.08 of the Base Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent of the holders of the Debentures would be required, provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this Section 6(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debt Trustee as set forth above, the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Institutional Trustee fails to enforce its rights under the Declaration, any Holder of Common Securities may institute a legal proceeding directly against any Person to enforce the Institutional Trustee's rights under the Declaration, without first instituting a legal proceeding against the Institutional Trustee or any other Person.

                 Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                 No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                 Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Holders of Common Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders or in person or by an agent duly appointed in writing, and except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Institutional Trustee.
Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 3.10) conclusive in favor of the Trustees, if made in the manner provided herein.

                 The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

                 The ownership of Securities shall be proved by the Securities Register.

                 Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Common Security shall bind every future Holder of the same Common Security and the Holder of every Common Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon Common Security.

                 Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Common Security may do so with regard to all or any part of the liquidation amount of such Common Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such liquidation amount.

                 If any dispute shall arise between the Holders of Common Securities and the Trustees or among such Holders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Holder or Trustee hereunder, then the determination of such matter by the Institutional Trustee shall be conclusive with respect to such matter.

                 7.       Amendments to Declaration and Indenture.

                 (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, privileges, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or
(ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 8.1 of the Declaration, then the Holders of Securities voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in liquidation amount of the Securities, affected thereby; provided, however, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

                 (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the holders of a Super Majority, the Institutional Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Institutional Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

                 8.       Pro Rata.

                 A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding. In any such proration the Trust may make such adjustments as may be appropriate in order that only Securities in authorized denominations shall be redeemed.

                 9.       Ranking.

                 The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities except that, if an Event of Default under the Declaration occurs and is continuing the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

                 10.      Acceptance of Securities Guarantee and Indenture.

                 Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

                 11.      No Preemptive Rights.

                 The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

                 12.      Miscellaneous.

                 These terms constitute a part of the Declaration.

                 The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                  EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE



                 [This Preferred Security is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

                 Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]1

                 THIS SECURITY IS NOT A SAVINGS OR DEPOSIT ACCOUNT OR OTHER OBLIGATION OF A BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Certificate Number                              Number of Preferred Securities
                                                             CUSIP NO.


                 Certificate Evidencing Preferred Securities

                                       of

                               SUNTRUST CAPITAL I


                       Floating Rate Preferred Securities
               (liquidation amount $1,000 per Preferred Security)


-----------------

(1)Insert in Global Certificates only.


                                      A1-1

                 SUNTRUST CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of three hundred thousand (300,000) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Floating Rate Preferred Securities (liquidation amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of __________, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                 Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                 By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                 IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of __________, 1997.


                               SUNTRUST CAPITAL I


                               By:
                                  ---------------------------------------
                                  Regular Trustee




                                      A1-2

                         CERTIFICATE OF AUTHENTICATION


                 This certificate represents the Preferred Securities referred to in the within-mentioned Declaration.


Dated:


THE FIRST NATIONAL BANK OF CHICAGO,
  as Institutional Trustee


By:
   -------------------------------
   Authorized Officer





                                          A1-3

                         [FORM OF REVERSE OF SECURITY]

                 Each Preferred Security will be entitled to receive cumulative distributions at the Distribution Rate applied to the stated liquidation amount of $1,000 per Preferred Security. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The Distribution Amount payable for each Distribution Period will be calculated as provided in the Declaration.

                 Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from __________ and will be payable quarterly in arrears, on _________ 1, __________ 1, __________ 1 and
__________ 1 of each year, commencing on __________ 1, 1997 to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in book-entry only form, the relevant record dates shall be one Business Day prior to the relevant payment dates. If the Preferred Securities shall not continue to remain in book-entry only form, the relevant record dates for the Preferred Securities shall be __________ 15, __________ 15, __________ 15 or _________ 15, as the
case may be. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall end on a day other than an interest payment date for the Debentures or shall extend beyond the date of the maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Distribution Rate compounded quarterly during any such Extension Period. At the end of the Extension Period, all accrued and unpaid Distributions (but only to the extent payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor) will be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the record date relating to the Distribution Date on which the Extension Period ends. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures.
Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may





                                      A1-4
commence a new Extension Period, subject to the above requirements.

                 Subject to the prior approval of the Federal Reserve if such approval is then required under applicable law, rules, guidelines or policies of the Federal Reserve, the Regular Trustees shall have the right at any time to liquidate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust.

                 The Preferred Securities shall be redeemable as provided in the Declaration.





                                      A1-5

                             ---------------------


                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

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        (Insert assignee's social security or tax identification number)

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                   (Insert address and zip code of assignee)


and irrevocably appoints

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agent to transfer this Preferred Security Certificate on the books of the
Trust. The agent may substitute another to act for him or her.


Date:
     -----------------------

Signature:
          ------------------

(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee**:
                                        -----------------------------------





-----------------

** Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.



                                      A1-6

                                  EXHIBIT A-2

                      FORM OF COMMON SECURITY CERTIFICATE

                      THIS CERTIFICATE IS NOT TRANSFERABLE


Certificate Number                                Number of Common Securities


                    Certificate Evidencing Common Securities

                                       of

                               SUNTRUST CAPITAL I


                        Floating Rate Common Securities
                (liquidation amount $1,000 per Common Security)


                 SUNTRUST CAPITAL I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that SunTrust Banks, Inc. (the "Holder") is the registered owner of nine thousand two hundred and seventy-nine (9,279) common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the Floating Rate Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are not transferable. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of __________, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                 Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder.

                 THIS SECURITY IS NOT A SAVINGS OR DEPOSIT ACCOUNT OR OTHER OBLIGATION OF A BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.



                                      A2-1

                 By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of ____________, 1997.


                               SUNTRUST CAPITAL I


                               By:
                                   ---------------------------
                                   Regular Trustee



                         CERTIFICATE OF AUTHENTICATION


          This certificate represents the Common Securities referred to in the within-mentioned Declaration.


Dated:


THE FIRST NATIONAL BANK OF CHICAGO,
  as Institutional Trustee


By:
   -----------------------
   Authorized Officer



                                      A2-2

                         [FORM OF REVERSE OF SECURITY]

                 Each Common Security will be entitled to receive cumulative distributions at the Distribution Rate applied to the stated liquidation amount of $1,000 per Common Security. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Distribution Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor. The Distribution Amount payable for each Distribution Period will be calculated as provided in the Declaration.

                 Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from __________ and will be payable quarterly in arrears, on ________ 1, __________ 1, __________ 1, and
_________ 1 of each year, commencing on __________ 1, 1997, to Holders of record on _________ 15, _________ 15, _________ 15 or __________ 15, as the
case may be. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding 20 consecutive quarters (each an "Extension Period"), provided that no Extension Period shall end on a day other than an interest payment date for the Debentures or shall extend beyond the date of the maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Distribution Rate compounded quarterly during any such Extension Period. At the end of the Extension Period, all accrued and unpaid Distributions (but only to the extent payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Institutional Trustee has funds available therefor) will be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the record date relating to the Distribution Date on which
the Extension Period ends.   Prior to the termination of any such Extension
Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures.
Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                 Subject to the prior approval of the Federal Reserve if such approval is then required under applicable law, rules, guidelines or policies of the Federal Reserve, the Regular Trustees shall have the right at any time to liquidate the Trust and



                                      A2-3
cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust.

         The Common Securities shall be redeemable as provided in the Declaration.





                                      A2-4